Exhibit 99.1

American Medical Systems 10700 Bren Road West Minnetonka, MN 55343 USA	Phone: 952-930-6000 Fax: 952-930-6157
May 26, 2011

To:	Holders of American Medical Systems Holdings, Inc.
3 1/4% Convertible Senior Subordinated Notes due 2036

and

U.S. Bank National Association
60 Livingston Avenue
St. Paul MN 55107
Attention: Raymond Haverstock, Corporate Trust Services

Re:	Notice of Anticipated Designated Event Effective Date
          Reference is hereby made to the Indenture, dated as of June 27, 2006 (the “Original Indenture”), between American Medical Systems Holdings, Inc., a Delaware corporation (the “Company”), the Notes Guarantors party thereto, as guarantors (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”) as amended by the First Supplemental Indenture (the “Supplemental Indenture”) thereto dated as of September 6, 2006 between Laserscope and the Trustee (the Original Indenture as so amended, the “Indenture”), relating to the Company’s 3 1/4% Convertible Senior Subordinated Notes due 2036 (CUSIP No. 02744MAA6) (the “2036 Notes”). Capitalized terms used but not defined in this notice shall have the meanings ascribed to such terms in the Indenture. Copies of the Original Indenture and the Supplemental Indenture were included as exhibits to the Company’s Current Reports on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on June 28, 2006 and September 8, 2006, respectively, which are available on the SEC’s website at www.sec.gov.
          On April 10, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Endo Pharmaceuticals Holdings Inc., a Delaware corporation (“Endo”), and NIKA Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Endo (“Merger Sub”). The Company and Endo issued a press release publicly announcing execution of the Merger Agreement on April 11, 2011, and included a copy of this press release and the Merger Agreement as exhibits to the Company’s Current Report on Form 8-K, filed with the SEC on April 12, 2011. On May 10, 2011, the Company filed a definitive proxy statement with respect to the special meeting of the Company’s stockholders to be held to adopt the Merger Agreement and announced that the special meeting would be held on June 15, 2011.
          Pursuant and subject to the Merger Agreement, the Company has agreed that Merger Sub will be merged with and into the Company with the Company continuing as the surviving corporation (the “Merger”). At the effective time of the Merger, each issued and outstanding share of common stock of the Company (the “Common Stock”), other than certain shares held directly or indirectly by the Company or Endo or by stockholders who properly exercise appraisal rights under Delaware law, will be converted into and represent solely the right to receive $30.00 in cash, without interest (the “Merger Consideration”), and less any applicable withholding taxes.

NOTICE OF CONVERTIBILITY OF THE NOTES
          In accordance with Section 4.01(c) of the Indenture, notice is hereby given that the consummation of the Merger would constitute a Designated Event under the terms of the Indenture, and the date of the consummation of the Merger would constitute a Designated Event Effective Date under the terms of the Indenture. Consummation of the Merger remains subject to customary closing conditions, including the adoption of the Merger Agreement by the stockholders of the Company. Subject to the satisfaction of these closing conditions, the Company expects that the Merger will be completed on or about June 17, 2011 and that such date would then become a Designated Event Effective Date. Pursuant to Section 4.01(c) of the Indenture, Holders may surrender Securities for conversion at any time beginning 15 Trading Days before the anticipated Designated Event Effective Date and until the Trading Day prior to the date of the Designated Event Purchase Date. Based on the expected date of consummation of the Merger, Holders may surrender Securities for conversion at any time during the period (the “Convertibility Period”) beginning May 26, 2011 and until the Designated Event Purchase Date (which is expected to be no earlier than July 26, 2011 and no later than August 10, 2011, with the exact date to be determined based on the date that the Company mails the Designated Event Company Notice):
          Securities that are surrendered for conversion during the Convertibility Period will be converted into the right to receive cash, less any applicable withholding taxes, and, if applicable, shares of Common Stock in accordance with the Indenture (the “Settlement Amount”). However, in accordance with Section 4.10 of the Indenture, any Settlement Amount that is due from and after the effective time of the Merger will be paid solely in cash, less any applicable withholding taxes, and will not include any shares of Common Stock. The Conversion Rate in effect on May 26, 2011 is 51.5318 shares of Common Stock per $1,000 principal amount of Securities. However, Holders that convert their Securities during the Convertibility Period may in some circumstances be entitled to an increased Conversion Rate as explained below under the heading “Notice of Anticipated Designated Event and Anticipated Increase in the Conversion Rate.”
          Holders shall also have the right, at the option of the Holder, to require the Company to repurchase for cash all or any portion of the Securities of such Holder after consummation of the Merger in accordance with Section 3.08 of the Indenture.
          Holders should be aware that the Settlement Amount depends in part on the Volume Weighted Average Price of the Common Stock for each Trading Day during the applicable Conversion Reference Period, which Volume Weighted Average Price prior to the consummation of the Merger may be less than the Merger Consideration. In accordance with Section 4.10 of the Indenture, after the Merger is consummated, the Settlement Amount will be calculated based on the amount of cash equal to the Merger Consideration instead of the Volume Weighted Average Price per share of Common Stock. Accordingly, if the Merger is completed, the Conversion Value may be greater for the Securities converted after the consummation of the Merger than for Securities converted prior thereto.

NOTICE OF ANTICIPATED DESIGNATED EVENT AND
ANTICIPATED INCREASE IN THE CONVERSION RATE
          Because a Designated Event would occur upon the consummation of the Merger, the Conversion Rate applicable to the Securities that are surrendered for conversion during the Convertibility Period will be increased pursuant to Section 4.01(i) of the Indenture if, but only if, the Merger is consummated. Therefore, a Holder that surrenders Securities for conversion during the Convertibility Period will not be entitled to this increase in the Conversion Rate if the Merger is not consummated. Because the Merger is subject to certain conditions, including adoption of the Merger Agreement by the stockholders of the Company, the Merger may not occur. Accordingly, Holders that convert Securities before the consummation of the Merger bear the risk that they may not be entitled to this increased Conversion Rate. Promptly following consummation of the Merger, the Company will provide a notice of the effective date of the Merger and the amount of the increase in the Conversion Rate that applies to Securities surrendered for conversion during the Convertibility Period.
          The increase in the Conversion Rate will be determined based on the “Designated Event Effective Date”, which is the consummation date of the Merger, and the “Stock Price”, which is deemed to be the Merger Consideration. The applicable increases are provided for in Section 4.01(i) of the Indenture. If the Merger is consummated on June 17, 2011 and the Merger Consideration is $30.00 per share of Common Stock, then in accordance with Section 4.01(i), the Company currently expects that the increase in the Conversion Rate applicable to Securities surrendered during the Convertibility Period is expected to be approximately 0.3718 shares of Common Stock per $1,000 principal amount of Securities to yield a Conversion Rate of approximately 51.9036 shares of Common Stock per $1,000 principal amount of Securities.
          Without limiting the foregoing, if the Merger occurs and any Holders fail to convert their Securities during the Convertibility Period, those Holders will lose their right to convert in connection with the Merger and thereby lose their right to receive an increase in the Conversion Rate pursuant to Section 4.01(i) of the Indenture.
          Please refer to the Indenture for a more complete description of the increase in the Conversion Rate applicable in connection with Designated Events.

CONVERSION PROCEDURES
Procedures for Conversion
          A Holder may convert a portion of a 2036 Note, but only if that portion is an integral multiple of $1,000 in principal amount.
          If a Holder converts a 2036 Note, the Company shall pay any transfer, stamp or similar taxes or duties related to the issue or delivery of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder’s name.
          As described below, the procedures to be followed by Holders to exercise the conversion privilege described in this Notice depend on whether their Securities are in certificated form or are a Global Security.
     Securities held in Certificated Form
          To convert a 2036 Note that is held in certificated form, the Holder must:
•	complete and manually sign a conversion notice (a copy of which is attached hereto or which can be found on the back of the certificate representing the 2036 Note) and deliver such conversion notice to the Conversion Agent;

•	surrender such 2036 Note to the Conversion Agent;

•	furnish appropriate endorsements and transfer documents if required by a Registrar or a Conversion Agent;

•	if required pursuant to Section 4.04 of the Indenture, pay all transfer or similar taxes; and

•	if required pursuant to Section 4.02(c) of the Indenture, pay funds equal to the interest payable on the next corresponding Interest Payment Date (see “Interest Payments” below).
     Global Securities
          To convert a beneficial interest in a 2036 Note that is a Global Security, the Holder must, in addition to complying with any other rules and procedures of The Depository Trust Company (the “Depositary”):
•	cause there to be completed and delivered an appropriate instruction form for conversion, in accordance with the rules and procedures of the Depositary;

•	cause there to be delivered to the Conversion Agent, through the facilities of the Depositary, in accordance with the rules and procedures of the Depositary, the interest in the Global Security to be converted;

•	if required pursuant to Section 4.04 of the Indenture, pay all transfer or similar taxes; and

•	if required pursuant to Section 4.02(c) of the Indenture, pay funds equal to the interest payable on the next corresponding Interest Payment Date (see “Interest Payments” below).
Interest Payments
          Upon conversion, a Holder will not receive any separate cash payment for accrued and unpaid interest or additional interest, unless such conversion occurs between a regular record date and the interest payment date to which it relates. If a Holder surrenders a 2036 Note for conversion from the close of business on a Regular Record Date to the opening of business on the next succeeding Interest Payment Date, then, notwithstanding such conversion, the interest payable with respect to such 2036 Note on such Interest Payment Date will be paid, on such Interest Payment Date, to the Holder of record of such 2036 Note at the close of business on such Regular Record Date. However, Securities surrendered for conversion during the period after 5:00 p.m., New York City time, on any Regular Record Date to 9:00 a.m., New York City time, on the corresponding Interest Payment Date must be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such corresponding Interest Payment Date, except that no such interest payments must be made if:
•	such Securities have been surrendered for conversion following the Regular Record Date immediately preceding the final interest payment date of July 1, 2036, or

•	the Securities have been called for redemption pursuant to Section 3.01 of the Indenture.
          The 2036 Notes bear interest at an annual rate of 3 1/4%, payable semi-annually, computed on the basis of a 360-day year of twelve 30-day months. The interest payment dates for the 2036 Notes are January 1 and July 1 of each year, and the corresponding record dates are the immediately preceding June 15 and December 15, respectively.
Withdrawal of Designated Event Purchase Notice
          If a Holder has delivered a Designated Event Purchase Notice in accordance with the Indenture electing to exercise the Holder’s right to require the Company to repurchase the Holder’s 2036 Notes, then the Holder will not be permitted to convert those 2036 Notes unless the Holder duly withdraws that Designated Event Purchase Notice in accordance with the Indenture.
Backup Withholding and Withholding Tax: Internal Revenue Forms
          TO COMPLY WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS NOTICE IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROVISION OF NOTICE BY THE COMPANY; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
          To avoid the application of a 28% backup withholding tax on any payments made to certain converting Holders (or other payees), each converting Holder (or other payee) should complete and provide an Internal Revenue Service (“IRS”) Form W-9 (in the case of a U.S. person or a resident alien) or an IRS Form W-8BEN or other appropriate IRS Form W-8 (in the case of a foreign holder).

          Each U.S. person (or U.S. resident alien), when completing an IRS Form W-9, is required to provide the Holder’s correct taxpayer identification number (“TIN”) (generally the Holder’s Social Security or federal employer identification number), along with certain other information, and to certify under penalties of perjury that the Holder is a U.S. person (or U.S. resident alien), that such TIN is correct (or that such holder is awaiting a TIN) and that the U.S. person (or U.S. resident alien) is not subject to backup withholding. Failure to provide the correct information on IRS Form W-9 or an adequate basis for an exemption may subject the converting U.S. person (or U.S. resident alien) to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% of the gross proceeds received pursuant to the conversion. If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is timely furnished to the IRS. An IRS Form W-9, along with the accompanying instructions, has been included with this Notice for completion by Holders that are U.S. persons (or U.S. resident aliens).
          Foreign Holders should not complete an IRS Form W-9. Instead, to avoid withholding and/or backup withholding, each foreign Holder should complete an IRS Form W-8BEN (or other appropriate type of IRS Form W-8). In the case of foreign Holders for which IRS Form W-8BEN is the appropriate form, IRS Form W-8BEN requires the foreign Holders to provide such Holder’s name and address, along with certain other information, and to certify, under penalties of perjury, that such Holder is not a U.S. person. Foreign Holders may obtain an IRS Form W-8BEN and instructions (or other appropriate IRS Form W-8) from the IRS’s website (http://www.irs.gov).
          Failure to include a properly completed IRS Form W-9 or applicable IRS Form W-8 may result in the application of U.S. backup withholding or withholding tax.
The Conversion Agent is: U.S. Bank National Association Corporate Trust Services
          The Trustee is acting as the Registrar and Conversion Agent, and the address and telephone number of the Trustee are as follows:
U.S. Bank National Association
60 Livingston Avenue
St. Paul MN 55107
Attention: Lori Buckles, Corporate Trust Services (American Medical
Systems Holdings, Inc. 3 1/4% Convertible Senior Subordinated Notes due 2036)
Phone: (651) 495-3520
Facsimile: (651) 495-8158
          Please refer to the Indenture for a more complete description of the convertibility of the 2036 Notes, the consideration due upon conversion and when such consideration must be paid by the Company.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
          The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Any document the Company files with the SEC may be read and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C., 20549. The Company’s SEC filings also are available to the public at the SEC’s website at http://www.sec.gov.
          The documents listed below (as they may be amended from time to time) contain important information about the Company and the 2036 Notes, and Holders should review these documents carefully before determining whether or not to surrender Securities for purchase by the Company or to convert their Securities as described in this notice:
•	the Company’s annual report on Form 10-K for the year ended January 1, 2011, filed with the SEC on February 25, 2011 (file no. 000-30733);

•	the Company’s quarterly report on Form 10-Q for the quarter ended April 2, 2011, filed with the SEC on May 12, 2011 (file no. 000-30733);

•	the Company’s current reports on Form 8-K, filed with the SEC on April 12, 2011, April 18, 2011 and May 3, 2011, (file no. 000-30733);

•	the description of the Common Stock and related rights set forth in the Company’s registration statements on Form 8-A filed with the SEC on May 31, 2000 and any documents subsequently filed that amend such description (file no. 000-30733); and

•	the Original Indenture filed as an exhibit to the Company’s current report on Form 8-K, filed with the SEC on June 28, 2006 (file no. 000-30733);

•	the Supplemental Indenture filed as an exhibit to the Company’s current report on Form 8-K, filed with the SEC on September 8, 2006 (file no. 000-30733); and

•	future filings the Company makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, on or after the date of this notice.
          For more information about the Merger, Holders should review the Definitive Proxy Statement on Schedule 14A filed by the Company with the SEC on May 10, 2011. A copy of the Merger Agreement is included with the Schedule 14A and is also filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2011.
          In the event of conflicting information in the documents referred to above, the information in the latest filed documents should be considered correct. Holders should not assume that the information in this notice or any of the documents referred to above is accurate as of any date other than the date of the applicable document.
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

FORM OF CONVERSION NOTICE
To convert this Security into Common Stock of the Company, check the box: ☐
To convert only part of this Security, state the principal amount to be converted (must be $1,000 or an integral multiple of $1,000): $                    .
If you want the stock certificate made out in another person’s name, fill in the form below:

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

Your Signature
Date:
(Sign exactly as your name appears on the other side of this Security)

* Signature guaranteed by:

By:

*	The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

METHOD OF DELIVERY
☐	CHECK HERE IF THE SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DEPOSITARY AND COMPLETE THE FOLLOWING:
Name of Surrendering Institution:
DTC Account Number:
Contact Person:
Address:
Telephone (with international dialing code):
Facsimile (with international dialing code):
Date Surrendered:
Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS
          To be completed ONLY if payments are to be made to Depositary for the account of someone other than the person(s) whose signature appear(s) within this conversion notice.
          Make payment to:

(DTC Account Number)

(Account Party)